UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: October 15, 2013
(Date of earliest event reported)

Oak Valley Bancorp

(Exact name of registrant as specified in its charter)

CA	001-34142	26-2326676
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

125 N. Third Ave. Oakdale, CA	95361
(Address of principal executive	(Zip Code)
offices)

(209) 848-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                 On October 16, 2013, Oak Valley Bancorp issued a press release announcing that Richard J. Vaughn has retired as a director of Oak Valley Bancorp and of its wholly owned subsidiary Oak Valley Community Bank effective October 15, 2013.

A copy of the press release announcing Mr. Vaughn’s retirement as director of each entity is filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01             Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description
99.1	Press Release dated October 16, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2013
OAK VALLEY BANCORP

	By:	/s/ Richard A. McCarty
Richard A. McCarty
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and duly authorized signatory)

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Oak Valley Bancorp dated October 16, 2013